UBS Money Series

Prospectus Supplement

Supplement to the Prospectus dated August 28, 2017, as supplemented

Includes:

•	UBS Select Prime Institutional Fund

October 27, 2017

Dear Investor:

The purpose of this supplement is to update certain information contained in the Prospectus for UBS Select Prime Institutional Fund (the “fund”) regarding voluntary fee waivers.

Effective November 1, 2017, UBS Asset Management (Americas) Inc. (“UBS AM”) will voluntarily waive 0.02% of its management fee (imposed at the related master fund level) and 0.04% of its administrative fees (imposed at the feeder fund level) until November 30, 2017 in order to voluntarily reduce the fund’s expenses by 0.06% until November 30, 2017.

The management fees and the administrative fees are referred to collectively as “Management fees” in the fee table included in the “Fund summary” at the front of the Prospectus.

UBS AM may further voluntarily waive fees and/or reimburse expenses from time to time. For example, UBS AM may voluntarily undertake to waive fees and/or reimburse expenses in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS AM would continue to voluntarily waive a portion of its fees and/ or reimburse expenses. Waivers/reimbursements may impact the fund’s performance.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS-925